CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) - USD ($)	3 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
Consolidated Statements Of Operations
Sales	$ 458,694	$ 940,614
Cost of sales	89,082	201,824
Gross margin	369,612	738,790
Operating expenses
Selling, general & administrative expenses	388,985	901,972
Total operating expenses	388,985	901,972
Loss from operations	(19,373)	(163,182)
Other income (expenses)
Interest expense	(14,925)	(917)
Total other income (expenses)	(14,925)	(917)
Net loss before income taxes	(34,298)	(164,099)
Provision of income taxes	(6,303)
Net income (loss)	(40,601)	(164,099)
Net loss attributable to the noncontrolling interest	(2,611)	32,455
Net loss attributable to Umatrin Holding Limited common Stockholders	$ (43,213)	$ (131,644)
Net Loss Per Common Share - basic & diluted	$ (0.00)	$ (0.00)
Weighted Average Number of Shares Outstanding - Basic and Diluted	158,319,000	158,319,000